Exhibit 10.17

Prepared By and Return To:

Troy M. Lovell
Foley & Lardner
P.O. Box 3391
Tampa, Florida  33602

          THIS MORTGAGE MODIFICATION AGREEMENT MODIFIES A MORTGAGE WHICH WAS RECORDED AT OR BOOK 1416, PAGE 5745, AND MODIFIED BY INSTRUMENTS RECORDED AT OR BOOK 1425, PAGE 6814; OR BOOK 1435, PAGE 4456; OR 1435, PAGE 4451; AND OR BOOK 1468, PAGE
          2483. DOCUMENTARY STAMP TAXES AND INTANGIBLES TAXES WERE PAID AT THE TIME OF RECORDING THE MORTGAGE AND PRIOR MODIFICATIONS THERETO. NO NEW INDEBTEDNESS IS EVIDENCED BY THIS MORTGAGE MODIFICATION AGREEMENT.

                         MORTGAGE MODIFICATION AGREEMENT

      THIS MORTGAGE MODIFICATION AGREEMENT ("Agreement") is made this 12th day of April, 2000, by and between Elcotel, Inc., a Delaware corporation ("Borrower"), whose address is 6428 Parkland Drive, Sarasota, Florida 34243, and Bank of America, N.A., d/b/a NationsBank, N.A., successor to NationsBank, N.A., f/k/a NationsBank, N.A. (South), as successor in interest to NationsBank of Florida, N.A. ("Lender"), whose address is 100 North Tampa, Suite 1700, Tampa, Florida 33602.

                                    RECITALS

      WHEREAS, Borrower is indebted to Lender pursuant to a Consolidated Promissory Note dated November 25, 1997, in the original principal amount of $1,920,000 (the "Note");

      WHEREAS, the Note is secured by a Mortgage (the "Mortgage") by Borrower, originally in favor of Carl G. Santangelo, as Trustee encumbering certain real property located in Manatee County, Florida, as more particularly described on Exhibit A (the "Mortgaged Property") recorded in Official Records Book 1416,


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beginning at Page 5745, which was assigned to the Bank by an assignment recorded in Official Records Book 1435, beginning at Page 4451, and which was modified by instruments recorded in Official Records Book 1425, beginning at Page 6814, Officual Records Book 1435, beginning at Page 4456, and Official Records Book 1468, beginning at Page 2483, all of the public records of Manatee County, Florida; and,

      WHEREAS, Borrower and Lender have entered into a Forbearance and Modification Agreement (the "Modification Agreement") of even date herewith which modifies the terms of the Note and the Mortgage.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Modification Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

      1. RECITALS. The foregoing recitals are true and correct and incorporated herein by reference.

      2. MODIFICATION AGREEMENT. The terms and conditions of the Modification Agreement are hereby incorporated herein by reference.

      3. NO WAIVER OF REMEDIES. Nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under the Loan Documents.

      4. RATIFICATION. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Mortgage are hereby ratified and shall remain in full force and effect, notwithstanding any language to the contrary contained in any prior document, including but not limited to those documents recorded in Official Records Book 1537, beginning at Page 2933, and Official Records Book 2666, beginning at Page 1135, of the Public Records of Manatee County, Florida.

      5. GOVERNING LAW. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

      6. WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF,


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            UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OF THE LOAN
            DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

      7. BINDING AGREEMENT. This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Property or any of Borrower's rights, titles or interests in and to the Property, except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

      8. COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.

      9.    NO ORAL AGREEMENTS.

            NOTICE: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES.

            THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE
            LOAN.

      IN WITNESS WHEREOF, the parties have executed this document as of the date first above written.

WITNESSES

                                           ELCOTEL, INC., a Delaware corporation

________________________________
Print Name:_____________________


                                           By:  /s/ William H. Thompson
                                                --------------------------------

________________________________           Print Name:  William H. Thompson
Print Name:_____________________           Title:  Senior Vice President


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                                           BANK OF AMERICA, N.A., d/b/a
                                           NationsBank, N.A.

________________________________
Print Name:_____________________

                                           By:__________________________________

________________________________           Print Name:__________________________
Print Name:_____________________           Title:_______________________________

STATE OF _______________________
COUNTY OF ______________________

      The foregoing Forbearance Agreement was acknowledged before me, the undersigned authority, this ___ day of April, 2000, by _______________________________ as ______________________________ of Elcotel,
Inc., a Delaware corporation, ___ who is personally known to me or ___ who produced ____________________ as identification.

                                           _____________________________________
                                           Notary Public, State of _____________

                                           Print Name:__________________________
                                           My Commission Expires:_______________

                                           [SEAL]

STATE OF _______________________
COUNTY OF ______________________

      The foregoing Forbearance Agreement was acknowledged before me, the undersigned authority, this ___ day of April, 2000, by ____________________ as ______________ of Bank of America, N.A. d/b/a NationsBank, N.A., ___ who is personally known to me or ___ who produced ____________________ as identification.

                                           _____________________________________
                                           Notary Public, State of _____________


                                           Print Name:__________________________
                                           My Commission Expires:_______________

                                           [SEAL]


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                                    EXHIBIT A

                    Lots 9 and 10, PARKLAND CENTER, PHASE II, according to the map or plat thereof as recorded in Plat Book 22, Pages 77 through 79, of the
                    Public Records of Manatee County, Florida.


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